UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 8.01. Other Items.

On December 13, 2012, 1st United Bancorp, Inc. (the “Registrant”) issued a news release announcing that the Registrant’s Board of Directors approved a stock repurchase program whereby the Registrant may repurchase up to approximately 5%, or 1,703,000 shares, of its outstanding common stock either on the open market or through private transactions. For further information, reference is made to the Registrant’s news release dated December 13, 2012, a copy of which is attached to the Report as Exhibit 99.1 and is furnished herewith.

Forward Looking Statements

Any non-historical statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans and expectations that are subject to uncertainties and risks, which could cause the Registrant’s future results to differ materially. The following factors, among others, could cause our actual results to differ: the price volatility of our common stock; the availability of shares for repurchase; alternate uses of our cash; our ability to integrate the business and operations of companies and banks that we have acquired, and those that we may acquire in the future; the failure to achieve expected gains, revenue growth, and/or expense savings from future acquisitions; our need and our ability to incur additional debt or equity financing; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the accuracy of our financial statement estimates and assumptions, including the estimate of our loan loss provision and the FDIC receivable; the effects of harsh weather conditions, including hurricanes, and man-made disasters; inflation, interest rate, market, and monetary fluctuations; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the frequency and magnitude of foreclosure of our loans; legislative and regulatory changes, including the Dodd-Frank Wall Street Reform, Consumer Protection Act and Basel III; our ability to comply with the extensive laws and regulations to which we are subject; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; changes in securities and real estate markets; increased competition and its effect on pricing including the impact on our net interest margin from repeal of regulation Q; technological changes; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; our customers’ willingness to make timely payments on their loans; our ability to comply with the terms of the loss sharing agreements with the FDIC; the effects of the health and soundness of other financial institutions, including the FDIC’s need to increase Deposit Insurance Fund assessments; negative publicity and the impact on our reputation; limited trading activity of our common stock; the concentration of ownership of our common stock; other risks described from time to time in our filings with the Securities and Exchange Commission; changes in accounting principles, policies, practices or guidelines; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our periodic and other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this Form 8-K speak only as of the date of the press release, and the Registrant assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Item 9.01	Financial Statements and Exhibits.

(d)

	Number	Description

	99.1	News Release dated December 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date: December 13, 2012	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer